Revenues	12 Months Ended
Dec. 31, 2017
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Revenues

NOTE 25—REVENUES

Revenues amounted to 19,828 million euros in 2017, 19,025 million euros in 2016 and 19,719 million euros in 2015, increasing by 803 million euros from 2016 to 2017 compared to a decrease of 694 million euros from 2015 to 2016.

Details are as follows:

	Year ended December 31,
	2017	2016	2015
	(millions of euros)
Equipment sales	1,560	1,378	1,474
Services	18,264	17,655	18,258
Revenues on construction contracts	4	(8)	(13)

Total	19,828	19,025	19,719

Revenues from telecommunications services are presented gross of amounts due to other TLC operators equal to 1,737 million euros in 2017, compared to 1,686 million euros in 2016, a 3.02% increase, and 1,713 million euros in 2015. Such amounts are included in the costs of services.

For a breakdown of revenues by operating segment/geographical area, reference should be made to the Note “Segment Reporting”.